Income Taxes - Schedule of Effective Income Tax Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income tax using the federal statutory tax rate	$ (9,028)	$ (4,491)
Impact of rate change	7,478	0
Research and development and orphan drug credit	(517)	(655)
Permanent adjustments to expenses	76	(3)
Stock compensation	42	145
Prior year adjustment	(100)	0
Changes in valuation allowance	2,049	5,004
Total income taxes	$ 0	$ 0